                                                                   EXHIBIT 10.18


                      FIFTH AMENDMENT TO LEASE AGREEMENT


     The Fifth Amendment (the "Amendment") is entered into as of March 1, 1997 (the "Effective Date"), between UTAH STATE RETIREMENT INVESTMENT FUND, an independent agency of the State of Utah, as successor in interest to Madison Office Building, Inc., a Texas corporation ("Landlord") and. COLUMBUS REALTY TRUST ("Tenant"), for the purpose of amending the Lease Agreement between Landlord and Tenant, dated January 1, 1994 (the "Original Lease") and amended February 1, 1994, May 16, 1994, August 25, 1994 and October 14, 1995. The Original Lease, as amended, is herein called the "Lease". Unless otherwise specified, all capitalized terms used herein shall have the meanings assigned to them in the Original Lease.


                                    RECITALS

     Tenant is currently leasing 11,363 rentable square feet (RSF) of space in the Building under the Lease. Tenant desires to expand the Premises and to extend the term of the Lease. Tenant and Landlord have agreed to such expansion and extension on the terms and conditions contained herein.


                                   AGREEMENTS

     For valuable consideration, whose receipt and sufficiency are acknowledged, Landlord and Tenant agree as follows:

     1.  Term. The Term as defined in Article I of the Fourth Amendment to Lease
         ----
Agreement is extended from December 31, 1996, until 5:00 p.m. Dallas, Texas time on December 31, 1998, on the terms and conditions of the Lease, as modified hereby.

     2.  Premises. Landlord and Tenant agree that effective April 1, 1997, the
         --------
Premises shall consist of the Suites totalling 13,603 rentable square feet outlined in Exhibit "A" attached hereto.

     3.  Base Rental.  Effective January 1, 1997, the monthly Base Rental shall
         -----------
be as follows:

                 January 1, 1997  - March 31, 1997     $l5,150.67/month
                 April 1, 1997    - December 31, 1998  $23,878.96/month

     The Base Rent set forth in this Section 3 is a negotiated figure and shall govern whether or not the actual gross rentable square footage of the Premises is the same as set forth in Section 2 hereof or changes pursuant to the standards set in the definition of Net Rentable Area. Tenant shall have no right to withhold, deduct or offset any amount of the monthly Base Rent or any other sum due hereunder even if the actual gross rentable square footage of the premises is less than that set forth in Section 2 hereof or changes pursuant to the standards set forth in the definition of Net Rentable Area.

     4.  Expense Stop. Landlord and Tenant agree that effective April 1, 1997
         ------------
the Base Operating Expense Rate set forth in Paragraph 1.T of the Primary Lease shall change from the actual operating expenses for calendar year 1994 to $6.55 per rentable square foot.

     5.  Parking.  Effective April 1,1997, Landlord agrees to provide Tenant
         -------
with free parking in the attached garage on a first come, first served basis at a ratio of 1:333 RSF leased. Tenant may lease eleven (11) reserved parking spaces for a monthly fee of $75.00 per space.

     6.  Notice to Landlord. Tenant acknowledges that the address of Landlord
         ------------------
is as follows:

               Utah State Retirement Investment Fund
               c/o Robert J. Axley
               7557 Rambler Rd., Suite 932
               Dallas, Texas 75231


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

          Rental payments should be made to the following:
          ------------------------------------------------

               Madison Office Building
               c/o Cottonwood Management Services
               15851 Dallas Parkway, Suite 950
               Dallas, TX 75248

     7.  Ratification.  Tenant hereby ratifies and confirms its obligations
         ------------
under the Lease, and represents and warrants to Landlord that it has no defenses thereto.

     8.  Binding Effect: Governing Law.  Except as modified hereby, the Lease
         -----------------------------
shall remain in full force and effect and this Amendment shall be binding upon Landlord and Tenant and their respective successors and assigns. This Amendment shall be governed by Texas law.

Executed as of the date first written above.


          LANDLORD:  UTAH STATE RETIREMENT INVESTMENT FUND,
                     an independent agency of the State of Utah

                     By:  Wallace Realty Advisors, Ltd.,
                          a Texas limited partnership

                          By:  Wallace Realty Advisors I, Inc.,
                               a Texas corporation, its general partner

                               By:
                                  -----------------------------------------
                                   Robert J. Axley
                                   Chairman


                               By:
                                  -----------------------------------------
                                   John L. West
                                   President


          TENANT:         COLUMBUS REALTY TRUST,
                          a Texas corporation


                          By:
                             ------------------------------------------

                         Name:
                              -----------------------------------------
                         Title:
                               ----------------------------------------

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

                      SIXTH AMENDMENT TO LEASE AGREEMENT

     The Sixth Amendment (the "Amendment") is entered into as of April 1, 1997 (the "Effective Date"), between UTAH STATE RETIREMENT INVESTMENT FUND, an independent agency of the State of Utah, ("Landlord") and. COLUMBUS REALTY TRUST ("Tenant"), for the purpose of amending the Lease Agreement between Landlord and Tenant, dated January 1, 1994 (the "Original Lease") and amended February 1, 1994, May 16, 1994, August 25, 1994, October 14, 1995 and March 1, 1997. The
Original Lease, as amended, is herein called the "Lease". Unless otherwise specified, all capitalized terms used herein shall have the meanings assigned to them in the Original Lease.

                                    RECITALS

     Tenant is currently leasing 13,604 rentable square feet (RSF) of space in the Building under the Lease. Tenant desires to expand the Premises. Tenant and Landlord have agreed to such expansion on the terms and conditions contained herein.

                                   AGREEMENTS

     For valuable consideration, whose receipt and sufficiency are acknowledged, Landlord and Tenant agree as follows:

     1.  Premises.  Landlord and Tenant agree that effective April 1, 1997, the
         --------
Premises shall be expanded from 13,604 rentable square feet by 2,884 rentable square feet in Suite 765 for a new total of 16.488 rentable square feet.
                                            ------

     2.  Base Rental.  Landlord and Tenant agree effective April 1, 1997 the
         -----------
Base Rental shall increase from $23,878.96 per month by $5,047 per month for a new total of $28,925.96 per month.

     The Base Rent set forth in this Section 2 is a negotiated figure and shall govern whether or not the actual gross rentable square footage of the Premises is the same as set forth in Section 1 hereof or changes pursuant to the standards set in the definition of Net Rentable Area. Tenant shall have no right to withhold, deduct or offset any amount of the monthly Base Rent or any other sum due hereunder even if the actual gross rentable square footage of the premises is less than that set forth in Section 1 hereof or changes pursuant to the standards set forth in the definition of Net Rentable Area.

     3.  Landlord agrees to reimburse Tenant for Leasehold Improvements made
     -----------------------------------------------------------------------
within the Premises not to exceed $5.000.00. Landlord will reimburse Tenant
---------------------------------------------------------------------------
within thirty (30) days following Landlord's receipt of paid invoices.
----------------------------------------------------------------------

     4.  Ratification.  Tenant hereby ratifies and confirms its obligations
         ------------
under the Lease, and represents and warrants to Landlord that it has no defenses thereto.

     5.   Binding Effect: Governing Law.  Except as modified hereby, the Lease
          -----------------------------
shall remain in full force and effect and this Amendment shall be binding upon Landlord and Tenant and their respective successors and assigns. This Amendment shall be governed by Texas law.

Executed as of the date first written above.

          LANDLORD:  UTAH STATE RETIREMENT INVESTMENT FUND,
                     an independent agency of the State of Utah

                     By: Wallace Realty Advisors, Ltd., a Texas limited partnership

                          By:  Wallace Realty Advisors I, Inc.,
                               a Texas corporation, its general partner

                               By:  /s/ Robert J. Axley, Chairman
                                  ------------------------------------------
                                  Robert J. Axley, Chairman


                               By:  /s/ John L. West
                                  ------------------------------------------
                                   John L. West, President

            TENANT:       COLUMBUS REALTY TRUST, A Texas corporation

                          By:  /s/ Will Cureton
                             -----------------------------------------------

                          Name:
                               ---------------------------------------------
                          Title:    C.O.O.
                               ---------------------------------------------

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